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                        SUPPLEMENT DATED JANUARY 15, 2003
                                       TO
                       MONY VARIABLE ACCOUNT L PROSPECTUS
                                DATED MAY 1, 2002

                                    ISSUED BY
                           MONY LIFE INSURANCE COMPANY


This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

     The Board of Trustees of the Enterprise Accumulation Trust approved four reorganizations involving (i) the Emerging Countries Portfolio and International Growth Portfolio; (ii) the Worldwide Growth Portfolio and International Growth Portfolio; (iii) the Mid-Cap Growth Portfolio and the Managed Portfolio; and
(iv) the Balanced Portfolio and Growth Portfolio (each, a "Reorganization" and together, the "Reorganizations"). The Emerging Countries, Worldwide Growth, Mid-Cap Growth and Balanced Portfolios are the "Acquired" Portfolios, and the International Growth, Managed and Growth Portfolios are the "Acquiring" Portfolios.

     Policy Owners that have premiums allocated to subaccounts purchasing shares of underlying Acquired Portfolios will receive information about the Reorganizations in a proxy statement.

Registration No. 333-71417             Form No. 14429 SL (Supp 1/15/03)
Registration No. 333-71677             Form No. 14431 SL (Supp 1/15/03)
                                       Form No. 14553 SA (Supp 1/15/03)